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                                                                       EXHIBIT 1

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LP000000

NUMBER                                                     CLASS A COMMON UNITS
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                                   [LOGO]                LPL


SEE REVERSE FOR                                     -----------------
CERTAIN DEFINITIONS                                 CUSIP 511557 10 0
                                                    -----------------

                       LAKEHEAD PIPE LINE PARTNERS, L.P.
        CERTIFICATE EVIDENCING CLASS B COMMON UNITS REPRESENTING CLASS B
                       COMMON LIMITED PARTNER INTERESTS


THIS CERTIFIES THAT


IS THE REGISTERED HOLDER OF


                                                          CLASS A COMMON UNITS,

representing Class A common limited partner interests in LAKEHEAD PIPE LINE PARTNERS, L.P., a limited partnership formed under the laws of the State of Delaware (the "Partnership"), transferable on the books of the Partnership, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed and accompanied by a properly executed application for transfer of the Class A Common Units represented by this Certificate. This Certificate and the Class A Common Units represented hereby are issued and shall in all respects be subject to all of the provisions of the Agreement of Limited Partnership of the Partnership, as amended or restated from time to time, to all of which the holder, by acceptance hereof, assents, and to the additional terms and provisions on the reverse side hereof.


    Witness the facsimile signatures of the duly authorized officers of the General Partner of the Partnership.

Dated:                                          LAKEHEAD PIPE LINE COMPANY, INC.
                                                             As General Partner

Countersigned and Registered:                By       /s/ P.D. DANIEL
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.        --------------------------------
New York                                                  P.D. Daniel
Transfer Agent and Registrar                              President



                                             By       /s/ PAUL W. NORGREN
By                  Authorized Signature        --------------------------------
                                                          Paul W. Norgren
                                                          Secretary


   FURTHER CONDITIONS AND AGREEMENTS FORMING PART OF THIS CERTIFICATE APPEAR
                              ON THE REVERSE SIDE.

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                       LAKEHEAD PIPE LINE PARTNERS, L.P.
                      ------------------------------------

                              KEY TO ABBREVIATIONS

The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written in full where such abbreviation appears:

  TEN COM -  as tenants in common        UNIF GIFT MIN ACT -     Guardian
                                                            -----        ------
  TEN ENT -  as tenants by the entireties                  (Cust)        (Minor)
  JT TEN  -  as joint tenants with rights of       under Uniform Gifts to Minors
             survivorship and not as tenants       Act
             in common                                --------------------------
                                                       (State)

    Additional abbreviations may also be used though not in the above list.

                      ------------------------------------


    Lakehead Pipe Line Partners, L.P., a limited partnership formed under the laws of the State of Delaware (the "Partnership"), will furnish to the holder and each assignee of this Certificate and the Class A Common Units evidenced hereby, without charge, on written request to the Partnership at its principal place of business, Lake Superior Place, 21 West Superior Street, Duluth, Minnesota 55802-2067, a copy of the Agreement of Limited Partnership of the Partnership, as amended or restated from time to time (the "Partnership Agreement").

    The holder, by accepting this Certificate, is deemed to have (i) requested admission as, and agreed to become, a Limited Partner or a Substituted Limited Partner (as defined in the Partnership Agreement, the terms of which are incorporated herein by reference), as applicable, and to have agreed to comply with and be bound by and to have executed the Partnership Agreement, (ii) represented and warranted that the holder has all right, power and authority necessary to enter into the Partnership Agreement, (iii) appointed the General Partner and, if a liquidator shall be appointed, the liquidator of the Partnership as the holder's attorney to execute, swear to, acknowledge and file any document, including, without limitation, the Partnership Agreement, any amendment of the Partnership Agreement and the Certificate of Limited Partnership of the Partnership, necessary or appropriate for the holder's admission as a Limited Partner or a Substituted Limited Partner, as applicable, in the Partnership and as a party to the Partnership Agreement, (iv) given the powers of attorney provided for in the Partnership Agreement and (v) made the waivers and given the consents and approvals contained in the Partnership Agreement.

    FOR VALUE RECEIVED, _________________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

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_______________________________ Class A Common Units representing Class A common limited partner interests evidenced by this Certificate, subject to the Partnership Agreement, and do hereby irrevocably constitute and appoint ___________________ his attorney, to transfer the said Class A Common Units on the books of the Partnership with full power of substitution in the premises.


Dated:
      ------------------------------

                                                 NOTICE: The Signature(s) to
                                                 this Assignment must
                                                 correspond with the name(s) as
                                                 written upon the face of this
                                                 Certificate in every
                                                 particular, without alteration
                                                 or enlargement or any change
                                                 whatsoever.

SIGNATURE(S) MUST BE GUARANTEED BY A MEMBER      -------------------------------
FIRM OF THE NATIONAL ASSOCIATION OF SECURITIES               (Signature)
DEALERS, INC. OR BY A COMMERCIAL BANK OR
             TRUST COMPANY

                                                 -------------------------------
             SIGNATURE(S) GUARANTEED                         (Signature)

     NO TRANSFER OF THE CLASS A COMMON UNITS EVIDENCED HEREBY WILL BE REGISTERED ON THE BOOKS OF THE PARTNERSHIP, UNLESS THE CERTIFICATE EVIDENCING THE CLASS A COMMON UNITS TO BE TRANSFERRED IS SURRENDERED FOR REGISTRATION OR TRANSFER AND AN APPLICATION FOR TRANSFER OF CLASS A COMMON UNITS HAS BEEN EXECUTED BY A TRANSFEREE EITHER (a) ON THE FORM SET FORTH BELOW OR (b) ON A SEPARATE APPLICATION THAT THE PARTNERSHIP WILL FURNISH ON REQUEST WITHOUT CHARGE. A TRANSFEROR OF THE CLASS A COMMON UNITS SHALL HAVE NO DUTY TO THE TRANSFEREE WITH RESPECT TO EXECUTION OF THE TRANSFER APPLICATION IN ORDER FOR SUCH TRANSFEREE TO OBTAIN REGISTRATION OF THE TRANSFER OF THE CLASS A COMMON UNITS.

                APPLICATION FOR TRANSFER OF CLASS A COMMON UNITS

     The undersigned ("Assignee") hereby applies for transfer to the name of the Assignee of the Class A Common Units evidenced hereby.

     The Assignee (a) requests admission as a Substituted Limited Partner and agrees to comply with and be bound by, and hereby executes, the Partnership Agreement, as amended or restated to the date hereof, (b) represents and warrants that the Assignee has all right, power and authority and, if an individual, the capacity necessary to enter into the Partnership Agreement, (c) appoints the General Partner and the liquidator if one is appointed his attorney to execute, swear to, acknowledge and file any document, including, without limitation, the Partnership Agreement, any amendment to the Partnership Agreement and the Certificate of Limited Partnership of the Partnership, necessary or appropriate for the Assignee's admission as a Substituted Limited Partner in the Partnership and as a party to the Partnership Agreement, (d) gives the powers of attorney provided for in the Partnership Agreement and (e) makes the waivers and gives the consents and approvals contained in the Partnership Agreement. Capitalized terms not defined herein have the meanings assigned to such terms in the Partnership Agreement.


Dated:
      -----------------------------        -------------------------------------
                                                 (Signature of Assignee)

     SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------

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                                         ---------------------------------------


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                          Name and Address of Assignee


------------------------------------------------
  Purchase Price (including commissions, if any)

Type of Entity (check one): [ ] Individual [ ] Partnership [ ] Corporation [ ] Trust [ ] Other (specify):
                          ------------------------------------------------------

Note: If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee holder or an agent of any of the foregoing, and is holding for the account of any other person, this application should be completed by an officer thereof or, in the case of a broker or dealer, by a registered representative who is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or, in the case of any other nominee holder, a person performing a similar function. If the Assignee is a broker, dealer, bank, trust company, clearing corporation, other nominee holder or an agent of any of the foregoing, the above certification as to any Person for whom the Assignee will hold the Class A Common Units shall be made to the best of the Assignee's knowledge.

                      ------------------------------------

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    You have acquired an interest in Lakehead Pipe Line Partners, L.P., Duluth,
Minnesota 55802-2067, whose taxpayer identification number is 39-1715850. The Internal Revenue Service has issued Lakehead Pipe Line Partners, L.P. the following tax shelter registration number: 92008000124.

    YOU MUST REPORT THIS REGISTRATION NUMBER TO THE INTERNAL REVENUE SERVICE IF YOU CLAIM ANY DEDUCTION, LOSS, CREDIT, OR OTHER TAX BENEFIT OR REPORT ANY INCOME BY REASON OF YOUR INVESTMENT IN LAKEHEAD PIPE LINE PARTNERS, L.P.

    You must report the registration number (as well as the name and taxpayer identification number of Lakehead Pipe Line Partners, L.P.) on Internal Revenue Service Form 8271. FORM 8271 MUST BE ATTACHED TO THE RETURN ON WHICH YOU CLAIM THE DEDUCTION, LOSS, CREDIT, OR OTHER TAX BENEFIT OR REPORT ANY INCOME BY REASON OF YOUR INVESTMENT IN LAKEHEAD PIPE LINE PARTNERS, L.P.

    ISSUANCE OF A REGISTRATION NUMBER DOES NOT INDICATE THAT THIS INVESTMENT OR THE CLAIMED TAX BENEFITS HAVE BEEN REVIEWED, EXAMINED OR APPROVED BY THE INTERNAL REVENUE SERVICE.
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